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                                                                      EXHIBIT 10



                        [BAKER & MCKENZIE LETTERHEAD]





                                                September 24, 1997



Performance Funds Trust
3435 Stelzer Road
Columbus, OH  43219

        Re:     PERFORMANCE FUNDS TRUST
                Registration Nos. 33-46488 and 811-6603

Dear Sir or Madam:

        We hereby consent to the reference to our firm as Counsel in Post-Effective Amendment No. 8 to Registration No. 33-46488.


                                                Very truly yours,


                                                BAKER & MCKENZIE